Exhibit 10.9
================================================================================
PSA THE BOND MARKET
    TRADE ASSOCIATION

                                    FORM OF
                          MASTER REPURCHASE AGREEMENT
                             SEPTEMBER 1996 VERSION
================================================================================
                                                      Dated as of March 30, 1998
By and Among:

OCWEN PARTNERSHIP L.P.,
MERRILL LYNCH MORTGAGE CAPITAL INC.

AND

MERRILL LYNCH CREDIT CORPORATION

1.  APPLICABILITY

    From time to time the parties hereto may enter into transactions in which one party ("Seller") agrees to transfer to the other ("Buyer") securities or other assets ("Securities") against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller such Securities at a date certain or on demand, against the transfer of funds by Seller. Each such transaction shall be referred to herein as a "Transaction" and, unless otherwise agreed in writing, shall be governed by this Agreement, including any supplemental terms or conditions contained in Annex I hereto and in any other annexes identified herein or therein as applicable hereunder.

2.  DEFINITIONS

    (a) "Act of Insolvency", with respect to any party, (i) the commencement by such party as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, moratorium, dissolution, delinquency or similar law, or such party seeking the appointment or election of a receiver, conservator, trustee, custodian or similar official for such party or any substantial part of its property, or the convening of any meeting of creditors for purposes of commencing any such case or proceeding or seeking such an appointment or election,
         (ii) the commencement of any such case or proceeding against such party, or another seeking such an appointment or election, or the filing against a party of an application for a protective decree under the provisions of the Securities Investor Protection Act of 1970, which
         (A) is consented to or not timely contested by such party, (B) results in the entry of an order for relief, such an appointment or election, the issuance of such a protective decree or the entry of an order having a similar effect, or (C) is not dismissed within 15 days, (iii) the making by such party of a general assignment for the benefit of creditors, or (iv) the admission in writing by such party of such party's inability to pay such party's debts as they become due;

    (b) "Additional Purchased Securities", Securities provided by Seller to Buyer pursuant to Paragraph 4(a) hereof;

    (c) "Buyer's Margin Amount", with respect to any Transaction as of any date, the amount obtained by application of the Buyer's Margin Percentage to the Repurchase Price for such Transaction as of such date:

    (d) "Buyer's Margin Percentage", with respect to any Transaction as of any date, a percentage (which may be equal to the Seller's Margin Percentage) agreed to by Buyer and Seller or, in the absence of any such agreement, the percentage obtained by dividing the Market Value of the Purchased Securities on the Purchase Date by the Purchase Price on the Purchase Date for such Transaction;

    (e)  "Confirmation", the meaning specified in Paragraph 3(b) hereof;

    (f) "Income", with respect to any Security at any time, any principal thereof and all interest, dividends or other distributions thereon;

    (g)  "Margin Deficit", the meaning specified in Paragraph 4(a) hereof;

    (h)  "Margin Excess", the meaning specified in Paragraph 4(b) hereof;

    (i) "Margin Notice Deadline", the time agreed to by the parties in the relevant Confirmation, Annex I hereto or otherwise as the deadline for giving notice requiring same-day satisfaction of margin maintenance obligations as provided in Paragraph 4 hereof (or, in the absence of any such agreement, the deadline for such purposes established in accordance with market practice);

    (j) "Market Value", with respect to any Securities as of any date, the price for such Securities on such date obtained from a generally recognized source agreed to by the parties or the most recent closing bid quotation from such a source, plus accrued Income to the extent not included therein(other than any Income credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) as of such date (unless contrary to market practice for such Securities);

    (k) "Price Differential", with respect to any Transaction as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such Transaction to the Purchase Price for such Transaction on a 360-day-per-year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the date of determination (reduced by any amount of such Price Differential previously paid by Seller to Buyer with respect to such Transaction);

    (l) "Pricing Rate", the per annum percentage rate for determination of the Price Differential;

    (m) "Prime Rate", the prime rate of U.S. commercial banks as published in THE WALL STREET JOURNAL (or, if more than one such rate is published, the average of such rates);

    (n) "Purchase Date", the date on which Purchased Securities are to be transferred by Seller to Buyer;

    (o) "Purchase Price", (i) on the Purchase Date, the price at which Purchased Securities are transferred by Seller to Buyer, and (ii) thereafter, except where Buyer and Seller agree otherwise, such price increased by the amount of any cash transferred by Buyer to Seller pursuant to Paragraph 4(b) hereof and decreased by the amount of any cash transferred by Seller and Buyer pursuant to Paragraph 4(a) hereof or applied to reduce Seller's obligations under clause (ii) of Paragraph 5 hereof;

    (p) "Purchased Securities", the Securities transferred by Seller to Buyer in a Transaction hereunder, and any Securiti4es substituted therefor in accordance with Paragraph 9 hereof. The term "Purchased Securities" with respect to any Transaction at any time also shall include Addition Purchased Securities delivered pursuant to Paragraph 4(a) hereof and shall exclude Securities returned pursuant to Paragraph 4(b) hereof;

    (q) "Repurchase Date", the date on which Seller is to repurchase the Purchased Securities from Buyer, including any date determined by application of the provisions of Paragraph 3(C) or 11 hereof;

    (r) "Repurchase Price", the price at which Purchased Securities are to be transferred from Buyer to Seller upon termination of a Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of the Purchased Price and the Price Differential as of the date of such determination.

    (s) "Seller's Margin Amount", with respect to any Transaction as of any date, the amount obtained by application the Seller's Margin Percentage to the Repurchase Price for such Transaction as of such date;

    (t) "Seller's Margin Percentage", with respect to any Transaction as of any date, a percentage (which may be equal to the Buyer's Margin Percentage) agreed to by Buyer and Seller or, in the absence of any such agreement, the percentage obtained by dividing the Market Value of the Purchased Securities on the Purchase Date by the Purchase Price on the Purchase Date for such Transaction.

3.  INITIATION; CONFIRMATION; TERMINATION

    (a) An agreement to enter into a Transaction may be made orally or in writing at the initiation of either Buyer or Seller. On the Purchase Date for the Transaction, the Purchased Securities shall be transferred to Buyer or its agent against the transfer of the Purchase Price to an account of Seller.

    (b) Upon agreeing to enter into a Transaction hereunder, Buyer or Seller(or both), as shall be agreed, shall promptly deliver to the other party a written confirmation of each Transaction (a "Confirmation"). The Confirmation shall describe the Purchased Securities (including CUSIP number, if any), identify Buyer and Seller and set forth (i) the Purchase Date, (ii) the Purchase Price, (iii) the Repurchase Date, unless the Transaction is to be terminable on demand, (iv) the Pricing Rate or Repurchase Price applicable to the Transaction, and(v) any additional terms or conditions of the Transaction not inconsistent with this Agreement. The Confirmation, together with the Agreement, shall constitute conclusive evidence of the terms agreed between Buyer and Seller with respect to the Transaction to which the Confirmation relates, unless with respect to the Confirmation specific objection is made promptly after receipt thereof. In the event of any conflict between the terms of such Confirmation and this Agreement, this Agreement shall prevail.

    (c) In the case of Transactions terminable upon demand, such demand shall be made by Buyer or Seller, no later than such time as is customary in accordance with market practice, by telephone or otherwise on or prior to the business day on which such termination will be effective. On the date specified in such demand, or on the date fixed for termination in the case of Transactions having a fixed term, termination of the Transaction will be effected by transfer to Seller or its agent of the Purchased Securities and any Income in respect thereof received by Buyer (and not previously credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) against the transfer of the Repurchase Price to an account of Buyer.

4.  MARGIN MAINTENANCE

    (a) If at any time the aggregate Market Value of all Purchased Securities subject to all transactions which a particular party hereto is acting as Buyer is less than the aggregate Buyer's margin Amount for all such Transactions (a "Margin Deficit"), then Buyer may by notice to Seller require Seller in such Transactions, at Seller's option, to transfer to Buyer cash or additional Securities reasonably acceptable to Buyer ("Additional Purchased Securities"), so that the cash and aggregate Market Value of the Purchased Securities, including any such Additional Purchased Securities, will thereupon equal or exceed such aggregate Buyer's margin Amount (decreased by the amount of any Margin Deficit as of such date arising from any Transactions in which such Buyer is acting as the Seller).

    (b) If at any time the aggregate Market Value of all Purchased Securities subject to all Transactions in which a particular party hereto is acting as Seller exceed the aggregate Seller's margin Amount for all such Transactions at such time (a "Margin Excess"), then Seller may be notice to Buyer require Buyer in such Transactions, at Buyer's option, to transfer cash or Purchased Securities to Seller, so that the aggregate Market Value of the Purchased Securities, after deduction of any such cash or any Purchased Securities so transferred, will thereupon not exceed such aggregate Seller's Margin Amount (increased by the amount of any Margin Excess as of such date arising from any Transactions in which such Seller is acting as Buyer).

    (c) If any notice is given by Buyer or Seller under subparagraph (a) or (b) of this Paragraph at or before the Margin Notice Deadline on any business day, the party receiving such notice shall transfer cash or Additional Purchased Securities as provided in such subparagraph no later than the close of business in the relevant market on such day. If any such notice is given after the Margin Notice Deadline, the party receiving such notice shall transfer such cash or Securities no later than the close of business in the relevant market on the next business day following such notice.

    (d) Any cash transferred pursuant to this Paragraph shall be attributed to such Transactions as shall be agreed upon by Buyer and Seller.

    (e) Seller and Buyer may agree, with respect to any or all Transactions hereunder, that the respective rights of Buyer or Seller (or both) under subparagraphs (a) and (b) of this Paragraph may be exercised only where a Margin Deficit or a Margin Excess, as the case may be, exceeds a specified dollar amount or a specified percentage of the Repurchase Prices for such Transactions (which amount or percentage shall be agreed to by Buyer and Seller prior to entering into any such Transactions).

    (f) Seller and Buyer may agree, with respect to any or all Transactions hereunder, that the respective rights of Buyer and Seller under subparagraphs (a) and (b) of this Paragraph to require the elimination of a Margin Deficit or a Margin Excess, as the case may be, may be exercised whenever such a Margin Deficit or a Margin Excess exists with respect to any single Transaction hereunder (calculated without regard to any other Transaction outstanding under this Agreement).

5.  INCOME PAYMENTS

    Seller shall be entitled to receive an amount equal to all Income paid or distributed on or in respect of the Securities that is not otherwise received by Seller, to the full extent it would be so entitled if the Securities had not been sold to Buyer. Buyer shall, as the parties may agree with respect to any Transaction (or, in the absence of any such agreement, as Buyer shall reasonably determine in its discretion), on the date such Income is paid or distributed either (i) transfer to or credit to the account of Seller such Income with respect to any Purchased Securities subject to such Transaction or (ii) with respect to Income paid in cash, apply the Income payment or payments to reduce the amount, if any, to be transferred to Buyer by Seller upon termination of such Transaction. Buyer shall not be obligated to take any action pursuant to the preceding sentence
    (A) to the extent that such action would result in the creation of a Margin Deficit, unless prior thereto or simultaneously therewith Seller transfers to Buyer cash or Additional Purchased Securities sufficient to eliminate such Margin Deficit, or (B) if an Event of Default with respect to Seller has occurred and is then continuing at the time such Income is paid or distributed.

6.  SECURITY INTEREST

    Although the parties intend that all Transactions hereunder by sales and purchases and not loans, in the event any such Transactions are deemed to be loans, Seller shall be deemed to have pledged to Buyer as security for the performance by Seller of its obligations under each such Transaction, and shall be deemed to have granted to Buyer a security interest in, all of the Purchased Securities with respect to all Transactions hereunder and all Income thereon and other proceeds thereof.

7.  PAYMENT AND TRANSFER

    Unless otherwise mutually agreed, all transfers of funds hereunder shall be in immediately available funds. All Securities transferred by one party hereto to the other party (i) shall be in suitable form for transfer or shall be accompanied by duly executed instruments of transfer or assignment in blank and such other documentation as the party receiving possession may reasonably request, (ii) shall be transferred on the book-entry system of a Federal Reserve Bank, or (iii) shall be transferred by any other method mutually acceptable to Seller and Buyer.

8.  SEGREGATION OF PURCHASED SECURITIES

    To the extent required by applicable law, all Purchased Securities in the possession of Seller shall be segregated from other securities in its possession and shall be identified as subject to this Agreement. Segregation may be accomplished by appropriate identification on the books and records of the holder, including a financial or securities intermediary or a clearing corporation. All of Seller's interest in the Purchased Securities shall pass to Buyer on the Purchase Date and, unless otherwise agreed by Buyer and Seller, nothing in this Agreement shall preclude Buyer from engaging in repurchase transactions with the Purchased Securities or otherwise selling, transferring, pledging or hypothecating the Purchased Securities, but no such transaction shall relieve Buyer of its obligations to transfer Purchased Securities to Seller pursuant to Paragraph 3, 4 or 11 hereof, or of Buyer's obligation to credit or pay Income to, or apply Income to the obligations of, Seller pursuant to Paragraph 5 hereof.

    ----------------------------------------------------------------------------
      REQUIRED DISCLOSURE FOR TRANSACTIONS IN WHICH THE SELLER RETAINS CUSTODY OF THE PURCHASED SECURITIES

        Seller is not permitted to substitute other securities for those subjects to this Agreement and therefore must keep Buyer's securities segregated at all times, unless in this Agreement Buyer grants Seller the right to substitute other securities. If Buyer grants the right to substitute, this means that Buyer's securities will likely be commingled with Seller's own securities during the trading day. Buyer is advised that, during any trading day that Buyer's securities are commingled with Seller's securities, the[will]* [may]** be subject to liens granted by Seller to [its clearing bank]* [third parties]** and may be used by Seller for deliveries on other securities transactions. Whenever the securities are commingled, Seller's ability to resegregate substitute securities for Buyer will be subject to Seller's ability to satisfy [the clearing]* [any]** lien or to obtain substitute securities.
    ----------------------------------------------------------------------------

    *Language to be used under 17 C.F.R. SS403.4(e) if Seller is a government securities broker or dealer other than a financial institution.

    **Language to be used under 17 C.F.R. SS403.5(d) if Seller is a financial institution.

9.  SUBSTITUTION

    (a) Seller may, subject to agreement with and acceptance by Buyer, substitute other Securities for any Purchased Securities. Such substitution shall be made by transfer to Buyer of such other Securities and transfer to Seller of such Purchased Securities. After substitution, the substituted Securities shall be deemed to be Purchased Securities.

    (b) In Transactions in which Seller retains custody of Purchased Securities, the parties expressly agree that Buyer shall be deemed, for purposes of subparagraph (a) of this Paragraph, to have agreed to and accepted in this Agreement substitution by Seller of other Securities for Purchased Securities; PROVIDED, HOWEVER, that such other Securities shall have a Market Value at least equal to the Market Value of the Purchased Securities for which they are substituted.

10. REPRESENTATIONS

    Each of Buyer and Seller represents and warrants to the other that (i) it is duly authorized to execute and deliver this Agreement, to enter into Transactions contemplated hereunder and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and per-formance, (ii) it will engage in such Transactions as principal (or, if agreed in writing, in the form of an annex hereto or otherwise, in advance of any Transaction by the other party hereto, as agent for a disclosed principal), (iii) the person signing this Agreement on its behalf is duly authorized to do so on its behalf (or on behalf of any such disclosed principal), (iv) it has obtained all authorizations of any governmental body required in connection with this Agreement and the transactions hereunder and such authorizations are in full force and effect and (v) the execution, delivery and performance of this Agreement and the Transactions hereunder will not violate any law, ordinance, charter, by-law or rule applicable to it or any agreement by which it is bound or by which any of its assets are affected. On the Purchase Date for any Transaction Buyer and Seller shall each be deemed to repeat all the foregoing representations made by it.

11. EVENTS OF DEFAULT

    In the event that (i) Seller fails to transfer or Buyer fails to purchase Purchased Securities upon the applicable Purchase Date, (ii) Seller fails to repurchase or Buyer fails to transfer Purchased Securities upon the applicable Repurchase Date, (iii) Seller or Buyer fails to comply with Paragraph 4 hereof, (iv) Buyer fails, after one business day's notice, to comply with Paragraph 5 hereof, (v) an Act of Insolvency occurs with respect to Seller or Buyer, (vi) any representation made by Seller or Buyer shall have been incorrect or untrue in any material respect when made or repeated or deemed to have been made or repeated, or (vii) Seller or Buyer shall admit to the other its inability to, or its intention not to perform any of its obligations hereunder (each an "Event of Default"):

    (a) The nondefaulting party may, at its option (which option shall be deemed to have been exercised immediately upon the occurrence of an Act of Insolvency), declare and Event of Default to have occurred hereunder and, upon the exercise or deemed exercise of such option, the Repurchase Date for each Transaction hereunder shall, if it has not already occurred, be deemed immediately to occur (except that, in the event that the Purchase Date for any Transaction has not yet occurred as of the date of such exercise or deemed exercise, such Transaction shall be deemed immediately canceled). The nondefaulting party shall (except upon the occurrence of an Act of Insolvency) give notice to the defaulting party of the exercise of such option as promptly as practicable.

    (b) In all Transactions in which the defaulting party is acting as Seller, if the nondefaulting party exercises or is deemed to have exercised the option referred to in subparagraph (a) of this Paragraph, (i) the defaulting party's obligations in such Transactions to repurchase all Purchased Securities, at the Repurchase Price therefor on the Repurchase Date determined in accordance with subparagraph (a) of the Paragraph, shall thereupon become immediately due and payable, (ii) all Income paid after such exercise or deemed exercise shall be retained by the nondefaulting party and applied to the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder, and (iii) the defaulting party shall immediately deliver to the nondefaulting party any Purchased Securities subject to such Transactions then in the defaulting party's possession or control.

    (c) In all Transactions in which the defaulting party is acting as Buyer, upon tender by the nondefaulting party of payment of the aggregate Repurchase Prices for all such Transactions, all right, title and interest in and entitlement to all Purchased Securities subject to such Transactions shall be deemed transferred to the nondefaulting party, and the defaulting party shall deliver all such Purchased Securities to the nondefaulting party.

    (d) If the nondefaulting party exercises or is deemed to have exercised the option referred to in subparagraph (a) of this Paragraph, the nondefaulting party, without prior notice to the defaulting party, may:

         (i) as to Transactions in which the defaulting party is acting as Seller, (A) immediately sell, in an recognized market (or otherwise in a commercially reasonable manner) at such price or prices as the nondefaulting party may reasonably deem satisfactory, any or all Purchased Securities subject to such Transactions and apply the proceeds thereof to the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder or (B) in its sole discretion elect, in lieu of selling all or a portion of such Purchased Securities, to give the defaulting party credit for such Purchased Securities in an amount equal to the price therefor on such date, obtained from a generally recognized source or the most recent closing bid quotation from such a source, against the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder; and

         (ii) as to Transactions in which the defaulting party is acting as Buyer, (A) immediately purchase, in a recognized market (or otherwise in a commercially reasonable manner) at such price or prices as the nondefaulting party may reasonably deem satisfactory, securities ("Replacement Securities") of the same class and amount as any Purchased Securities that are not delivered by the defaulting party to the nondefaulting party as required hereunder or (B) in its sole discretion elect, in lieu of purchasing Replacement Securities, to be deemed to have purchased Replacement Securities at the price therefor on such date, obtained from a generally recognized source or the most recent closing offer quotation from such a source.

         Unless otherwise provided in Annex I, the parties acknowledge and agree that (1) the Securities subject to any Transaction hereunder are instruments traded in a recognized market, (2) in the absence of a generally recognized source for prices or bid or offer quotations for any Security, the nondefaulting party may establish the source therefor in its sole discretion and (3) all prices, bids and offers shall be determined together with accrued Income (except to the extent contrary to market practice with respect to the relevant Securities).

    (e) As to Transactions in which the defaulting party is acting as Buyer, the defaulting party shall be liable to the nondefaulting party for any excess of the price paid (or deemed paid) by the nondefaulting party for Replacement Securities over the Repurchase Price for the Purchased Securities replaced thereby and for any amounts payable by the defaulting party under Paragraph 5 hereof or otherwise hereunder.

    (f) For purposes of this Paragraph 11, the Repurchase Price for each Transaction hereunder in respect of which the defaulting party is acting as Buyer shall not increase above the amount of such Repurchase Price for such Transaction determined as of the date of the exercise or deemed exercise by the nondefaulting party of the option referred to in subparagraph (a) of this Paragraph.

    (g) The defaulting party shall be liable to the nondefaulting party for (i) the amount of all reasonable legal or other expenses incurred by the nondefaulting party in connection with or as a result of an Event of Default, (ii) damages in an amount equal to the cost (including all fees, expenses and commissions) of entering into replacement transactions and entering into or terminating hedge transactions in connection with or as a result of an Event of Default, and (iii) any other loss, damage, cost or expense directly arising or resulting from the occurrence of an Event of Default in respect of a Transaction.

    (h) To the extent permitted by applicable law, the defaulting party shall be liable to the nondefaulting party for interest on any amounts owing by the defaulting party hereunder, from the date the defaulting party becomes liable for such amounts hereunder until such amounts are (i) paid in full by the defaulting party or (ii) satisfied in full by the exercise of the nondefaulting party's rights hereunder. Interest on any sum payable by the defaulting party to the nondefaulting party under this Paragraph 11(h) shall be at a rate equal to the greater of the Pricing Rate for the relevant Transaction or the Prime Rate.

    (i) The nondefaulting party shall have, in addition to its rights hereunder, any rights otherwise available to it under any other agreement or applicable law.

12. SINGLE AGREEMENT

    Buyer and Seller acknowledge that, and have entered hereinto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other. Accordingly, each of Buyer and Seller agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that each of them shall be entitled to set off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transactions hereunder and (iii) that payments, deliveries and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted.

13. NOTICES AND OTHER COMMUNICATIONS

    Any and all notices, statements, demands or other communications hereunder may be given by a party to the other by mail, facsimile, telegraph, messenger or otherwise to the address specified in Annex II hereto, or so sent to such party at any other place specified in a notice of change of addess hereafter received by the other. All notices, demands and requests hereunder may be made orally, to be confirmed promptly in writing, or by other communication as specified in the preceding sentence.

14. ENTIRE AGREEMENT; SEVERABILITY

    This Agreement shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

15. NON-ASSIGNABILITY; TERMINATION

    (a) The rights and obligations of the parties under this Agreement and under any Transaction shall not be assigned by either party without the prior written consent of the other party, and any such assignment without the prior written consent of the other party shall be null and void. Subject to the foregoing, this Agreement and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. This Agreement may be terminated by either party upon giving written notice to the other, except that this Agreement shall, notwithstanding such notice, remain applicable to any Transactions then outstanding.

    (b) Subparagraph (a) of this Paragraph 15 shall not preclude a party from assigning, charging or otherwise dealing with all or any part of its interest in any sum payable to it under Paragraph 11 hereof.

16. GOVERNING LAW

    This Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of law principles thereof.

17. NO WAIVERS, ETC.

    No express or implied waiver of any Event of Default by either party shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder. No modification or waiver of any provision of this Agreement and no consent by any party to a departure herefrom shall be effective unless and until such shall be in writing and duly executed by both of the parties hereto. Without limitation on any of the foregoing, the failure to give a notice pursuant to Paragraph 4(a) or 4(b) hereof will not constitute a waiver of any right to do so at a later date.

18. USE OF EMPLOYEE PLAN ASSETS

    (a) If assets of an employee benefit plan subject to any provision of the Employee Retirement Income Security Act of 1974 ("ERISA") are intended to be used by either party hereto (the "Plan Party") in a Transaction, the Plan Party shall so notify the other party prior to the Transaction. The Plan Party shall represent in writing to the other party that the Transaction does not constitute a prohibited transaction under ERISA or is otherwise exempt therefrom, and the other party may proceed in reliance thereon but shall not be required so to proceed.

    (b) Subject to the last sentence of subparagraph (a) of this Paragraph, any such Transaction shall proceed only if Seller furnishes or has furnished to Buyer its most recent available audited statement of its financial condition and its most recent subsequent unaudited statement of its financial condition.

    (c) By entering into a Transaction pursuant to this Paragraph, Seller shall be deemed (i) to represent to Buyer that since the date of Seller's latest such financial statements, there has been no material adverse change in Seller's financial condition which Seller has not disclosed to Buyer, and (ii) to agree to provide Buyer with future audited and unaudited statements of its financial condition as they are issued, so long as it is a Seller in any outstanding Transaction involving a Plan Party.

19. INTENT.

    (a) The parties recognize that each Transaction is a "repurchase agreement" as that term is defined in Section 101 of Title 11 of the United States Code, as amended (except insofar as the type of Securities subject to such Transaction or the term of such Transaction would render such definition inapplicable), and a "securities contract" as that term is defined in Section 741 of Title 11 of the United States Code, as amended (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).

    (b) It is understood that either party's right to liquidate Securities delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Paragraph 11 hereof is a contractual right to liquidate such Transaction as described in
         Section 555 and 559 of Title 11 of the United States Code, as amended.

    (c) The parties agree and acknowledge that if a party hereto is an "insured depository institution," as such term is defined in the Federal Deposit Insurance Act, as amended ("FDIA"), then each Transaction hereunder is a "qualified financial contract," as that term is defined in FDIA and any rules, orders or policy statements thereunder (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).

    (d) It is understood that this Agreement constitutes a "netting contract" as defined in and subject to Title IV of the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA") and each payment entitlement and payment obligation under any Transaction hereunder shall constitute a "covered contractual payment entitlement" or "covered contractual payment obligation", respectively, as defined in and subject to FCIDIA (except insofar as one or both of the parties is not a "financial institution" as that term is defined in FDICIA).

20. DISCLOSURE RELATING TO CERTAIN FEDERAL PROTECTIONS
    The parties acknowledge that they have been advised that:

    (a) in the case of Transactions in which one of the parties is a broker or dealer registered with the Securities and Exchange Commission ("SEC") under Section 15 of the Securities Exchange Act of 1934 ("1934 Act"), the Securities Investor Protection Corporation has taken the position that the provisions of the Securities Investor Protection Act of 1970 ("SIPA") do not protect the other party with respect to any Transaction hereunder.

    (b) in the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SIPA will not provide protection to the other party with respect to any Transaction hereunder; and

    (c) in the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the Federal Deposit Insurance Corporation or the National Credit Union Share Insurance Fund, as applicable.

OCWEN PARTNERSHIP L.P.                   MERRILL LYNCH MORTGAGE CAPITAL INC.

By: /s/ JOHN BARNES                       By: /s/ JAMES B. CARSON
   -------------------------                -------------------------

Title: Senior Vice President             Title: Vice President
      ----------------------                   ----------------------

Date:  March 30, 1998                    Date:
   -------------------------                  -----------------------

MERRILL LYNCH CREDIT CORPORATION

By: /s/ WILLIAM C. SCHAUB
   -------------------------

Title: Vice President
      ----------------------

Date:
     -----------------------

                                    ANNEX I

                              SUPPLEMENTAL TERMS TO
                          MASTER REPURCHASE AGREEMENT,
                        DATED AS OF MARCH 30, 1998, AMONG
                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                      AND
                        MERRILL LYNCH CREDIT CORPORATION
                                      AND
                             OCWEN PARTNERSHIP L.P.

1. APPLICABILITY. These Supplemental Terms (the "Supplemental Terms") to Master Repurchase Agreement (the "Repurchase Agreement") modify the terms and conditions of the Repurchase Agreement and the terms under which the parties hereto may, from time to time, enter into Transactions (the Repurchase "Agreement"). This Agreement shall be read, taken and construed as one and the same instrument. Capitalized terms used in these Supplemental Terms and not otherwise defined herein shall have the meanings set forth in the Repurchase Agreement.

2.  ADDITIONAL DEFINITIONS.

    (a) Notwithstanding the definition set forth in Paragraph 2(j) of the Repurchase Agreement, with respect to any Eligible Asset, the "Market Value" shall be the price determined, as of any date of determination, to be the fair market value thereof as determined solely by Buyer; PROVIDED, HOWEVER, that (i) a Market Value of zero shall be assigned to each Eligible Asset that does not at any time comply with the representation and warranty of Seller set forth in Paragraph 6(b)(xii) of these Supplemental Terms, (ii) the Market Value of Eligible Assets shall not in any event exceed the outstanding principal amount thereof,
         (iii) any Eligible Asset that has been subject to this Agreement for more than 180 consecutive calendar days in the aggregate shall have a Market Value of zero and (iv) any Eligible Asset with respect to which there is a material breach of a representation or warranty that is not cured within any applicable cure period shall have a market Value of zero until such time as such breach of representation or until such time as such breach of representation or warranty is cured and thereafter shall not be subject to clause (iv) of this proviso for determination of Market

         Value until such time as another breach of representation or warranty relating thereto occurs.

    (b) "A Quality Non-Conforming Mortgage Loans" shall mean single family residential mortgage loans that qualify under the "A First Lien Standard Program Parameters" set forth in Seller's Guide.

    (c) "B Quality Non-Conforming Mortgage Loans" shall mean single family residential mortgage loans that qualify under the "B First Lien Standard Program Parameters" as set forth in Seller's Guide.

    (d) "Book Net Worth" shall refer to the equity of Seller as determined in accordance with GAAP.

    (e)  "Borrower" shall refer to the obligor of any Eligible Asset.

    (f) "Buyer" shall mean MLCC, in the case of Eligible Assets secured by second or third liens, and MLMCI in all other cases.


    (g) "Buyer's Margin Percentage" shall refer to the percentage used to calculate Buyer's margin Amount, which shall, for each Eligible Asset, equal 95%.

    (h) "C Quality Non-Conforming Mortgage Loans" shall mean single family residential mortgage loans that qualify under the "C First Lien Standard Program Parameters" as set forth in Seller's Guide.

    (i)  "Code" shall refer to the Internal Revenue Code of 1986, as amended.

    (j) "Computer Tape" shall have the meaning set forth in the Custodial Agreement.

    (k) "Custodial Agreement" shall refer to the Tri-Party Custodial Agreement, dated as of March 30, 1998, by and among Seller, Buyer and the Custodian, providing for the custody of records relating to Eligible Assets, as the same may be amended, supplemented or otherwise modified from time to time with the written consent of the parties thereto.

    (l) "Custodial Confirmation Statement" shall refer to the confirmation statement issued by the party named as custodian in the Custodial
         Agreement that evidences ownership of the Eligible Assets indicated thereon.

    (m) "Custodian" shall refer to Texas Commerce Bank National Association and its permitted successors as custodian under the Custodial Agreement.

    (n) "D Quality Non-Conforming Mortgage Loans" shall mean single family residential mortgage loans that qualify under the "D First Lien Standard Program Parameters" as set forth in Seller's Guide.

    (o) "Delivery Date" shall have the meaning set forth in the Custodial Agreement.

    (p) "Eligible Assets" shall mean Home Equity Loans, Mortgage Loans and Jumbo Mortgage Loans subject to this Agreement.

    (q) "GAAP" shall mean generally accepted accounting principles consistently applied.

    (r) "Home Equity Loans" shall refer to the mortgage loans secured by first or second liens on single family residential real property (including, without limitation, condominiums and planned unit developments) certain documents relating to which have been delivered to the Custodian pursuant to the Custodial Agreement.

    (s) "Jumbo Mortgage Loans" shall refer to any Mortgage Loan in excess of $500,000 and otherwise so designated by Seller and acceptable to Buyer, in its sole discretion, and which except with respect to the original principal balance thereof, have been underwritten in accordance with the standards of the Seller.

    (t) "LIBOR" shall mean the London Interbank Offered Rate for United States Dollar deposits as set forth on page 8695 of Knight-Ridder as of 8:00 a.m., New York City time, on the date of determination for the period most closely corresponding to the term of the related Transaction.

    (u) "List of Eligible Assets" shall refer to the List of Home Equity Loans, the List of Mortgage Loans or the List of Jumbo Mortgage Loans, as applicable.

    (v) "List of Home Equity Loans" shall be defined in Paragraph 3 of these Supplemental Terms.

    (w) "List of Jumbo Mortgage Loans" shall be as defined in Paragraph 3 of these Supplemental Terms.

    (x) "List of Mortgage Loans" shall be as defined in Paragraph 3 of these Supplemental Terms.

    (y)  "Margin Notice Deadline" shall mean 10:00 a.m., New York City time.

    (z)  "MLMCI" shall refer to Merrill Lynch Mortgage Capital Inc.

    (aa) "Monthly Report" shall mean the monthly report, substantially in the form attached hereto as Exhibit C, submitted by Seller to Buyer.

    (ab) "Mortgage" shall mean the mortgage or other instrument creating a lien on the property securing a Note.

    (ac) "Mortgage Loan" shall mean an A Quality Non-Conforming Mortgage Loan, a B Quality Non-Conforming Mortgage Loan, a C Quality Non-Conforming Mortgage Loan or a D Quality Non-Conforming Mortgage Loan.

    (ad) "Note" shall mean the note or other evidence of indebtedness of a Borrower secured by a Mortgage.

    (ae) "Ocwen" shall mean Ocwen Asset Investment Corp., the parent of Seller.

    (af) "Pricing Rate" shall mean the per annum percentage rate for the determination of the Price Differential, which rate shall be (i) 90 basis points in excess of LIBOR for the period from and including the related Purchase Date to but excluding the related Delivery Date and
         (ii) 65 basis points in excess of LIBOR thereafter.

    (ag) "Qualified Insurer" shall refer to a pool insurer customarily used by Seller and mutually agreeable to Seller and Buyer.

    (ah) "Securities"   shall  be   deemed   to  mean   Eligible   Assets   and,
         notwithstanding the use of the term "Securities" in the Master Repurchase Agreement, in no event shall such Eligible Assets be deemed to be securities for the purposes of any securities or blue sky laws.

    (ai) "Seller" shall refer to Ocwen Partnership L.P.

    (aj) "Seller's Guide" shall refer to the underwriting guide of Seller for Mortgage Loans, Jumbo Mortgage Loans or Home Equity Loans, as applicable, as such guide may be amended from time to time and in the form most recently accepted in writing by Buyer in its reasonable business judgment.

    (ak) "Tangible Net Worth" shall refer to the sum of equity and subordinated debt of Seller determined in accordance with GAAP less the sum of (i) intercompany receivables, (ii) loans to officers or employees of Seller, (iii) good will and (iv) deferred taxes.

    (al) "Transaction" shall, in addition to the definition set forth in the Repurchase Agreement, refer to substitutions pursuant to Paragraph 8 of the Repurchase Agreement.

3. CONFIRMATIONS. Each Confirmation shall be binding upon the parties hereto unless written notice of objection is given by the objecting party to the other party within two (2) business days after the objecting party's receipt of such Confirmation. In the case of Transactions involving Jumbo Mortgage Loans, Home Equity Loans or Mortgage Loans the Eligible Assets shall be identified on a detailed listing to be provided by Seller to Buyer (a "List of Jumbo Mortgage Loans" for Jumbo Mortgage Loan, a "List of Home Equity Loans' for Home Equity Loans and a "List of Mortgage Loans" for Mortgage Loans) and may be identified in the related Confirmation by reference to such lists.

4.  MARGIN MAINTENANCE.

    (a) Paragraphs 4(a) and 4(b) of the Repurchase Agreement are hereby modified to provide that if the notice to be given by Buyer or Seller, as the case may be, is given at or prior to the Margin Notice deadline, the transfer of the Additional Purchased Securities from Seller to Buyer pursuant to Paragraph 4(a) of these Supplemental Terms or the transfer of cash or Purchased Securities from Buyer to Seller pursuant to Paragraph 4(b) of these Supplemental Terms shall be made prior to the close of business in New York City on the date of such notice, and if such notice is given after the Margin Notice Deadline, Seller shall transfer the Additional Eligible Assets prior to the close of business in New York City on the business day immediately following the date of such notice. The Custodial Agreement shall set forth further terms and provisions relating to Buyer's and Seller's rights and obligations under Paragraph 4 of the Repurchase Agreement.

    (b) Paragraph 4 of the Repurchase Agreement is hereby modified by adding the following at the end thereof:

              "(f) In the event that Seller fails to comply with the provisions of this Paragraph 4 and such failure is not due to the acts or omissions of Buyer, Buyer shall not be obligated to enter into any additional Transactions hereunder after the date of such failure unless such failure is cured or waived.

5. INCOME PAYMENTS. Paragraph 5 of the Repurchase Agreement is hereby modified to provide that, so long as no Event of Default shall have occurred and be continuing, Seller shall be entitled to all payments of principal and interest and principal prepayments payable to the holder of the Eligible Assets. Upon the occurrence of an Event of Default, payment of principal and interest and principal prepayments (without deducting any amount for the Servicing Fee) shall be paid directly to Buyer in accordance with the terms of this Agreement.

6.  INTENT OF THE PARTIES; SECURITY INTEREST.

    (a) In the event, for any reason, any Transaction is construed by any court as a secured loan rather than a purchase and sale, the parties intend that Seller shall have granted to Buyer a perfected first priority security interest in all of the Eligible Assets.

    (b) Seller shall pay all fees and expenses associated with perfecting such security interest including, without limitation, the cost of filing financing statements under the Uniform Commercial Code and recording assignment of mortgage as and when reasonably requested by Buyer.

    (c) Notwithstanding any election by buyer to engage in repurchase transactions with the Eligible Assets or if Buyer otherwise elects to pledge or hypothecate such Eligible Assets, upon demand by Seller and upon the satisfaction of the conditions hereunder for the release of Eligible Assets, Buyer shall redeliver to seller those Eligible Assets specifically identified to Buyer by Seller free and clear of any liens or encumbrances created by Buyer.

    (d) Notwithstanding Paragraph 8(b) of the Repurchase Agreement, it is the intention of the parties that the Custodian, rather than Seller, shall maintain custody of the Purchased Securities pursuant to the Custodial Agreement.

7.  REPRESENTATIONS, WARRANTIES AND COVENANTS.

    (a) Each party represents and warrants, and shall on and as of the Purchase Date of any Transaction be deemed to represent and warrant, as follows:

         (i) The execution, delivery and performance of this Agreement and the performance of each Transaction

                Do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance (other than pursuant to this Agreement) upon or with respect to any of its properties: and

         (ii) This Agreement is, and each Transaction when entered into under this Agreement will be, a legal, valid and binding obligation of it enforceable against it in accordance with the terms of this Agreement, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditor's rights and to the general principles of equity (regardless of whether considered in proceeding in equity or at law).

    (b) Seller represents and warrants to Buyer, and shall on and as of the Purchase Date of any Transaction be deemed to represent and warrant, as follows:

         (i) The documents disclosed by Seller to Buyer pursuant to this Agreement are either original documents or genuine and true copies thereof;

         (ii) Seller is a separate and independent entity from the Custodian named in the Custodial Agreement, Seller does not own a controlling interest in such Custodian either directly or through affiliates and no director or officer of Seller is also a director or officer of such Custodian.


         (iii) None of the Purchase Price for any Eligible Assets will be used either directly or indirectly to acquire any security, as that term is defined in Regulation T of the Regulations of the Board of Governors of the Federal Reserve System, and Seller has not taken any action that might cause any Transaction to violate any regulation of the Federal Reserve Board;

         (iv) Each Eligible Asset conforms to the underwriting standards set forth in Seller's Guide; all Eligible Assets will comply with the applicable representations and warranties attached as Exhibit B hereto;

         (v) Each Eligible Asset was originated by Seller or purchased by Seller from Seller's list of approved originators except as disclosed to Buyer in writing;

         (vi) Each Eligible Asset was underwritten in accordance with Seller's Guide furnished by Seller to Buyer and accepted by Buyer in writing, and no change to such underwriting standards has occurred since the date of the last written revision to such standards was furnished to Buyer by Seller or on behalf of Seller and accepted by Buyer in writing;

         (vii) Since the date of the most recent financial statement of Seller, delivered by it pursuant to Paragraph 10 of these Supplemental Terms, there has been no material adverse change in the financial condition or results of operations of Seller;

         (viii) Seller shall be at the time it delivers any Eligible Assets for any Transaction, and shall continue to be, through the Purchase Date relating to each such Transaction, the legal and beneficial owner of such Eligible Assets, free of any lien, security interest, option or encumbrance except for the security interest created by or pursuant to this Agreement and except for liens disclosed in writing to Buyer prior to the Purchase Date for the related Transaction and with respect to which Buyer has not objected;

         (ix) Seller has taken all action with respect to this Agreement, the Custodial Agreement and the transactions contemplated hereby and thereby in order to comply with the provisions of all applicable law; and

         (x) No eligible Assets are more than thirty (30) days delinquent as of the related reporting period.

    (c) Seller covenants with Buyer, from and after the date of this Agreement, as follows:

         (i) Seller will take all actions necessary with respect to this Agreement, the Custodial Agreement and the transactions contemplated hereby and thereby in order to maintain compliance with the provisions of all applicable law;

         (ii) Seller shall immediately notify Buyer in writing if an Event of Default or an event contemplated by Paragraph 8 of these Supplemental Terms shall have occurred;

         (iii) Seller shall deliver a Computer Tape relating to the Custodial Agreement to Buyer with such frequency as Buyer may require but in no event less frequently than monthly;

         (iv) No Eligible Asset shall be subject to this Agreement for more than 180 consecutive calendar days in aggregate;

         (v) Seller shall deliver to Buyer a Monthly Report on the first business day of each month during the term of this Agreement;

         (vi) Seller shall comply with the provisions of Paragraph 6(b) of these Supplemental Terms;

         (vii) Seller shall promptly notify Buyer upon Seller's becoming aware that any of Seller's credit facilities shall terminate or debt become due prior to its stated maturity;

         (viii) Unless Seller shall be in compliance with all credit covenants made by it hereunder, Seller shall not repay any of its subordinated debt during the term of this Agreement or while any amounts are payable to Buyer hereunder; and

         (ix) This Agreement and the terms hereof are intended to be confidential and the Seller shall no disclose this Agreement or its terms (including any public filings with any regulatory body) without the express written consent of the Buyer.

8.  EVENTS OF DEFAULT.

    (a) The term "Event of Default" shall, in addition to the definition set forth in the Repurchase Agreement and with respect to the applicable party, include the following events:

         (i) Any governmental or self-regulatory authority shall take possession of Buyer or Seller or their property or appoint any receiver, conservator or other official, or such party shall take any action to authorize any of the actions set forth in this clause (i).

         (ii) Either Buyer or Seller shall have reasonably determined that the other party is or will be unable to meet its commitments under this Agreement, shall have notified the other party of such determination and such party shall not have responded with appropriate information to the contrary to the reasonable satisfaction of the inquiring party within 36 hours after notice.

         (iii) This Agreement shall for any reason cease to create a valid, first priority security interest in any of the Eligible Assets purported to be covered thereby.

         (iv) A final, non-appealable judgment by any competent court in the United States of America for the payment of money in an amount of a least $100,000 is rendered against Buyer or Seller, and the same remains undischarged by the applicable party for a period of sixty (60) days during which execution of such judgment is not effectively stayed.

         (v) Any representations or warranty made by Buyer or Seller in this Agreement or the Custodial Agreement shall have been incorrect or untrue in any material respect when made or repeated or when deemed to have been made or repeated and the non-defaulting party shall have been materially and adversely affected thereby.

         (vi) Any covenant made by Buyer or Seller in this Agreement or the Custodial Agreement shall have been breached in any material respect and the non-defaulting party shall have been materially and adversely affected thereby.

         (vii) Any event of default or any event which with notice, the passage of time or both shall constitute an event of default shall occur and be continuing under any repurchase or other financing agreement for borrowed funds or indenture for borrowed funds by which Buyer or Seller is bound or affected shall occur and be continuing including, without limitation, any such agreement of one party to which the other party is a party.

         (viii) Seller shall experience losses or changes in its financial condition (exclusive of amounts withdrawn for payment of taxes due and payable by the shareholders of Seller) that cause its Book Net Worth for any calendar quarter to be less than or equal to 80% of its Tangible Net Worth as of six calendar months prior to such period.

         (ix) The ratio of Seller's total assets to Seller's Tangible Net Worth shall at any time exceed 12:1.

         (x) Seller's ratio of total liabilities to Book Net Worth shall at any time exceed 8:1.

    (b)  Upon the occurrence and during the continuance of an Event of Default;

         (i) All rights of the defaulting party to receive payments which it would otherwise be authorized to receive pursuant to Paragraph 5 of these Supplemental Terms shall be suspended, and all such rights shall thereupon become vested in the non-defaulting party, which shall thereupon have the sole right to receive such payments and apply them to the aggregate unpaid amounts owed to the non-defaulting party by the defaulting party.

         (ii) All payments which are received by the defaulting party contrary to the provisions of the preceding clause (i) shall be received in trust for the benefit of the non-defaulting party and shall be segregated from other funds of the defaulting party.

         (iii) The non-defaulting party may exercise any self-help remedies permitted by applicable law.

         (iv) The non-defaulting party shall be entitled to the right of set off with respect to any amounts owed by the defaulting party to the non-defaulting party under any contract, margin account or other arrangement.

9.  EVENTS OF TERMINATION.

    (a) At the option of Buyer, exercised by thirty-six (36) hours advance written notice to Seller, the Repurchase Date for each Transaction under this Agreement shall be deemed to immediately occur in the event that:

         (i) In the judgment of Buyer a material adverse change shall have occurred in the business, operations, properties, prospects or condition (financial or otherwise) of Seller;

         (ii) Buyer shall request written assurances as to the Financial well-being of Seller an such assurances shall not have been provided within thirty-six (36) hours of such request;

         (iii) Seller shall be in default with respect to any normal and customary covenants under any debt contract or agreement, any servicing agreement or any lease to which it is a party, which default could materially adversely affect the financial condition of Seller (which covenants include, but are not limited to, an Act of Insolvency of Seller or the failure of Seller to make required payments under such contract or agreement as they become due);

         (iv) The senior debt obligations or short-term debt obligations of Merrill Lynch & Co., Inc. shall be rated below the four highest generic grades (without regard to any pluses or minuses reflecting gradations within such generic grades) by any nationally recognized statistical rating organization;

         (v) Any representation or warranty made by Seller in this Agreement or any Custodial Agreement shall have been materially incorrect or untrue when made or repeated or when deemed to have been made or repeated and such circumstance shall not have been cured within twenty-four (24) hours of Seller having received notice;

         (vi) Seller shall fail to promptly notify Buyer or (i) the acceleration of any debt obligation or the termination of any credit facility of Seller; (ii) the amount and maturity of any such debt assumed after the date hereof; (iii) any adverse developments with respect to pending or future litigation involving Seller; and (iv) any other developments which might materially and adversely affect the financial condition of Seller; or

         (vii) Seller shall have failed to comply in any material respect with its obligations under the Custodial Agreement.

    (b) The events specified in Paragraph 9(a) of these Supplemental Terms which may, at the option of Buyer, cause an acceleration of the Repurchase Date for a Transaction shall be in addition to any other rights of Buyer to cause such an acceleration under this Agreement.

10. FINANCIAL STATEMENTS. Seller shall have provided Buyer:

    (a) as soon as available and in any event within sixty (60) days after the close of each of the first three (3) quarters of each fiscal year of Seller, Seller's unaudited balance sheet and statement of income, subject to normal recurring year-end audit adjustments, and as prepared in accordance with generally accepted accounting principles consistently applied;

    (b)  as soon as  available  and in any event  within one  hundred and twenty
         (120) days after the close of each fiscal year of Seller, a balance sheet of Seller, a statement of income of Seller and a statement of changes in financial position of Seller as at the end of and for the fiscal year just closed, setting forth the corresponding figures of the previous fiscal year, if applicable, in comparative form, all in reasonable detail and certified in writing (without any qualification or exception deemed material by Buyer) by an authorized officer of Seller;

    (c) as soon as available and in any event within sixty(60) days after the close of each of the first three (3) quarters of each fiscal year of Ocwen, the applicable quarterly Form 10-Q as filed with the Securities and Exchange Commission, including the consolidated statements for Ocwen, subject to normal recurring year-end audit adjustments, and as prepared in accordance with generally accepted accounting principles consistently applied; and

    (d)  as soon as  available  and in any event  within one  hundred and twenty
         (120) days after the close of each fiscal year of Ocwen, a consolidating balance sheet of Ocwen, a consolidating statement of income of Ocwen and a consolidating statement of changes in financial position of Ocwen as at the end of and for the fiscal year just closed, setting forth the corresponding figures of the previous fiscal year, if applicable, in comparative form, all in reasonable detail and certified (without any qualification or exception deemed material by Buyer) by independent public accountants selected by Ocwen and reasonably satisfactory to Buyer (which requirement Buyer hereby agrees may be satisfied by Ocwen's audited financial statement included in an Annual Report on Form 10-K and filed with the Securities and Exchange Commission).

         Each delivery of Eligible Assets by Seller to Buyer hereunder will constitute a representation by Seller that there has been no material adverse change in Seller's financial condition not disclosed to Buyer since the date of Ocwen's most recent financial statement. Seller shall provide Buyer, from time to time at Seller's expense, with such information of a financial or operational nature respecting Seller as Buyer may reasonably request promptly upon receipt of such request. Buyer shall maintain the confidentiality of all financial information provided by Seller to Buyer and shall not make such information available to any other person or entity (except as otherwise required by a court of competent jurisdiction) without the prior written consent of Seller, which consent shall not be unreasonably withheld.

11. MINIMUM AND MAXIMUM TRANSACTION AMOUNTS; MARGIN. With respect to all Transactions hereunder:

    (a) The minimum amount of any Transaction under this Agreement shall have an aggregate Repurchase Price of $1,000,000;

    (b)  The  aggregate  outstanding  Repurchase  Price for the Eligible  Assets
         subject   to  this   Agreement   at  any  one  time  shall  not  exceed
         $125,000,000;

    (c) The amount of the outstanding Repurchase Price attributable to C Quality Non-Conforming Mortgage Loans and D Quality Non-Conforming Mortgage Loans shall not, in the aggregate, exceed $20,000,000;

    (d) Buyer's Margin Percentage with respect to each category of Eligible Assets shall be as stated in Paragraph 2(f) of these Supplemental Terms; and

    (e) The amount of the outstanding Repurchase Price attributable to Jumbo Mortgage Loans, as of any date of determination, shall not, in the aggregate, exceed $20,000,000.

12. REPURCHASE PRICE; PRICE DIFFERENTIAL. The Repurchase Price as of any date shall include that portion of the Price Differential that has accrued but has not been paid. The Price Differential shall accrue, be calculated and be compounded on a daily basis for each Purchased Security (such calculation to be made on the basis of a 360-day year and the actual number of days elapsed). Any provision of this Agreement to the contrary notwithstanding, the Price Differential shall be payable monthly in arrears to Buyer with respect to each Transaction. Any provisions of this Agreement to the contrary notwithstanding, the Price Differential for any Transaction shall, unless otherwise agreed by the parties, be equal to the product of (i) the Repurchase Price (which shall be the Purchase Price increased by the accrued and unpaid Price Differential) and (ii) the Pricing Rate (based upon a 360 day year and the actual number of days). Payment of the Price Differential to Buyer shall be made by wire transfer in immediately available funds.

13. ADDITIONAL INFORMATION; CONFIDENTIALITY.

    (a) At any reasonable time, Seller shall permit Buyer, its agents or attorneys, to inspect and copy any and all documents and data in their possession pertaining to each Security that is the subject of such Transaction. Such inspection shall occur upon the request of Buyer at a mutually agreeable location during regular business hours and on a date not more than two (2) business days after the date of such request.

    (b) Seller agrees to provide Buyer from time to time with such information concerning Seller of a financial or operational nature as Buyer may reasonably request.

    (c) Each of the parties acknowledges and agrees that this Agreement, the Custodial Agreement and all information provided by one party to another in connection with said agreements and the Transactions contemplated thereby are confidential in nature and each party agrees that it shall limit the distribution of such documents and information to its officers, employees, attorneys, accountants and agents as required in order to conduct its business with the other party; PROVIDED, HOWEVER, that the restriction set forth in this subparagraph
         (c) shall not apply to documents and information that (i) a party has been directed to disclose by a court or regulatory authority of competent jurisdiction, (ii) are required to be disclosed pursuant to applicable federal or state law (including the regulations of the Securities and Exchange Commission), (iii) has entered the public domain through means other than a breach of the foregoing covenant by the party seeking to distribute such documents and information, (iv) was known by the receiving party prior to its receipt thereof from the other part and (v) the other party has given written permission to disclose.

14. UNCOMMITTED FACILITY. The entering into any Transaction hereunder is discretionary on the part of both parties and each Eligible Asset must be acceptable to Buyer for Purchaser hereunder, which determination shall be made by Buyer in its sole discretion.

    Buy may, in its sole discretion, reject any Security from inclusion in a Transaction hereunder for any reason.

15. TRANSACTION PROCEDURES.

    Unless mutually agreed to the contrary by Buyer and Seller, no Purchase Date or Repurchase Date shall occur on a date other than a Friday (or the next preceding business day in the event Friday is not a business day).

16. OPINION OF COUNSEL. Seller shall, on the date of the first Transaction hereunder and, upon the reasonable request of Buyer based on Buyer's good faith belief that there may have been a material change in law or fact, on the date of any subsequent Transaction, cause to be delivered to Buyer, with reliance thereon permitted as to any person or entity that purchases the Eligible Assets from Buyer in a repurchase transaction, a favorable opinion of counsel to Seller with respect to the matters set forth in Exhibit A-1 and Exhibit A-2 hereto, in form and substance reasonably acceptable to Buyer.

17. ADDITIONAL CONDITIONS. Prior to entering into the initial Transaction under this Agreement, Seller shall cause each of the following conditions to occur:


    (a) A Custodial Agreement in a form satisfactory to Buyer shall have been executed and delivered by the parties thereto;

    (b)  Seller  shall have  disclosed  information  satisfactory  to Buyer with
         respect  to  the  scheduled   maturities  of  all  outstanding   credit
         facilities and debt of Seller;

    (c) Seller shall make available to Buyer and its agents all printouts and all computer software pertaining to the Eligible Assets as Buyer may reasonably request;

    (d) The Custodian shall have delivered to Buyer a Custodial Confirmation Statement relating to the Eligible Assets subject to the Transaction; and

    (e) Seller shall have delivered a balance sheet and income statement (prepared in accordance with GAAP) to Buyer with an officer's certificate certifying the truth and accuracy of the information therein.

18. REPURCHASE TRANSACTIONS. Buyer may in its sole election engage in repurchase transactions with the Eligible Assets or otherwise pledge or hypothecate the Eligible Assets with a counterparty of Buyer's choice; PROVIDED, HOWEVER, that no such transaction by Buyer shall relieve Buyer of its obligations to Seller in connection with the repurchase by Seller of any Eligible Assets in accordance with the terms of this Agreement and that, upon demand by Seller, Buyer shall redeliver to Seller such repurchased Eligible Assets as are specifically identified by Seller free and clear of any liens or encumbrances created by Buyer.

19. NEW YORK JURISDICTION; WAIVER OF JURY TRIAL. Seller agrees to submit to personal jurisdiction in the State of New York in any action or proceeding arising out of this Agreement. Buyer and Seller each hereby waives the right of trial by jury in any litigation arising hereunder.

20. SERVICING ARRANGEMENTS.

    (a) The parties hereto agree and acknowledge that, notwithstanding the purchase and sale of the Eligible Assets contemplated hereby, Seller shall cause the Eligible Assets to continue to be serviced for the benefit of Buyer and, if Buyer shall exercise its right to sell the Eligible Assets pursuant to this Agreement prior to the related Repurchase Date, Buyer's assigns; PROVIDED, HOWEVER, that, so long as an Event of Default shall not have occurred and be continuing, Seller shall be entitle to receive the Servicing Fee relating to the Eligible Assets serviced by it until such time as Buyer elects to terminate
         Seller as servicer of the Eligible Assets as contemplated by subparagraph (d) below: PROVIDED, FURTHER, HOWEVER, that if an Event of Default shall have occurred and be continuing, Seller shall not be entitled to receive the Servicing Fee during the occurrence of such Event of Default and after the expiration of such thirty (30) day period shall be entitled to receive the Servicing Fee until servicing is terminated as herein provided; and PROVIDED, FURTHER, HOWEVER, that the obligation of Seller to cause Eligible Assets to be serviced for the benefit of Buyer as aforesaid shall cease upon the payment to Buyer of the Repurchase Price therefor.

    (b) Seller shall cause the Eligible Assets to be serviced in accordance with the servicing standards for similar assets generally employed by prudent servicers in the Mortgage Loan, Jumbo Mortgage Loan, Home Equity Loan and manufactured housing industry.

    (c) Seller shall cause the servicer to enforce the rights of the owner of the Eligible Assets in accordance with the standards of a prudent lender in the manufactured housing, Mortgage Loan, Jumbo Mortgage Loan and Home Equity Loan industry.

    (d) Buyer may, in its sole discretion is any Event of Default shall have occurred and be continuing, without payment of any termination fee, Servicing Fee (except as otherwise provided in subparagraph (a) above) or any other amount to Seller or any servicer, (i) sell its right to the Eligible Assets on a servicing released basis or (ii) terminate the servicer of the Eligible Assets with or without cause.

    (e)  Each servicer of Eligible Assets must be approved by Buyer.

21. FURTHER ASSURANCES. Seller shall promptly provide such further assurances or agreements as Buyer may request in order to effect the purposes of this Agreement.

22. BUYER AS ATTORNEY-IN-FACT. Buyer is hereby appointed to act after the occurrence and during the continuation of an Event of Default as the attorney-in-fact of Seller for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments that Buyer may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Buyer shall have the right and power after the occurrence and during the continuation of any Event of Default to receive, endorse and collect all checks made payable to the order of Seller representing any payment on account of the principal of or interest on any of the Purchased Securities and to give full discharge for the same.

23. TERMINATION. Notwithstanding any provisions of Paragraph 15 of the Master Repurchase Agreement to the contrary, this Agreement and all Transactions outstanding hereunder shall terminate automatically without any requirement for notice on the date occurring eleven calendar months and twenty-nine days after the date as of which this Agreement is entered into; PROVIDED, HOWEVER, that this Agreement and any Transaction outstanding hereunder may be extended by written agreement of Buyer and Seller; and PROVIDED, FURTHER, HOWEVER, that no such party shall be obligated to agree to such an extension.

24. APPOINTMENT OF AGENT. MLCC hereby appoints MLMCI as its agent for purposes of reviewing and executing Confirmation/Funding Requests, determining Market Value, exercising any termination option provided for in Paragraph 9 of these Supplemental Terms, exercising MLCC" rights under any margin maintenance provision of this Agreement, exercising MLCC" rights under the default provisions of this Agreement and such other purposes as MLCC may direct. The appointment of such agent shall not relieve MLCC of its obligations as Buyer hereunder.

25. BINDING TERMS. All of the covenants, stipulations, promises and agreements in this Agreement shall bind the successors and assigns of the parties hereto, whether expressed or not.

26. NOTICES AND OTHER COMMUNICATIONS. Any provision of Paragraph 13 of the Repurchase Agreement to the contrary notwithstanding, any notice required or permitted by this Agreement shall be in writing (including telegraphic, facsimile or telex communication) and shall be effective and deemed delivered only when received by the party to which it is sent. Any such notice shall be sent to a party at the address or facsimile transmission number set forth in Annex II attached hereto.

27. INCORPORATION OF TERMS. The Repurchase Agreement as supplemented hereby shall be read, taken and construed as one and the same instrument.

28. EXPENSES. Seller shall pay its own expenses and all reasonable out-of-pocket costs and expenses (including fees and disbursements of counsel): (1) of Buyer incident to the preparation and negotiation of this Agreement, the Custodial Agreement, any documents relating thereto, any amendment or waivers thereto, and the protection of the rights of Buyer thereunder and
    (2) of Buyer incident to the enforcement of payment of amounts due under this Agreement or the Custodial Agreement, whether by judicial proceedings or otherwise, including, without limitation, in connection with bankruptcy, insolvency, liquidation, reorganization, moratorium or other similar proceedings involving Seller. Buyer shall not, from and after the date of this Agreement and so long as an Event of Default shall not have occurred and be continuing, expend amounts reimbursable by Seller in excess oF $5,000 without having notified Seller. Notwithstanding any provision hereof to the contrary, the obligations of Seller under this Paragraph 27 shall be effective and enforceable whether or not any Transaction remains outstanding and shall survive payment of all other obligations owed by Seller to Buyer.

29. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which counterparts, shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

The following exhibits have been omitted herefrom and are available upon the request of the Commission:

    A-1 Opinion of Internal Counsel to Seller
    A-2 Opinion of Independent Counsel to Seller
    C   Monthly Activity Report
    Annex II

                                                                       EXHIBIT B

                         REPRESENTATIONS AND WARRANTIES

                             PART I. ELIGIBLE ASSET

    As to each Eligible Asset on a Purchase Date (and the related Mortgage, mortgage Note, assignment of Mortgage and mortgaged property), the Seller shall be deemed to make the following representations and warranties to the Buyer as of such date and as of each date Market Value is determined. With respect to any representations and warranties made to the best of the Seller's knowledge, in the event that it is discovered that the circumstances with respect to the related Mortgage Loan are not accurately reflected in such representation and warranty notwithstanding the knowledge or lack of knowledge of the Seller, then, notwithstanding that such representation and warranty is made to the best of the Seller's knowledge, such Mortgage Loan shall be assigned a Collateral Value of zero.

    The Seller has good title to and is the sole owner and holder of the Mortgage Loan;

    1. Immediately prior to the pledge and grant of security interest to the Buyer, the Note and the Mortgage Loan were not subject to an assignment or pledge, and the Seller has full right and authority to pledge and assign the Mortgage Loan to the Buyer.

    2. The Seller is transferring such Mortgage Loan to the Buyer free and clear of any and all liens, pledges, charges or security interests of any nature encumbering the Mortgage Loans.

    3. The information set forth on the List of Eligible Assets is true and correct in all material respects.

    4. Seller has acquired, serviced, collected and otherwise dealt with each Mortgage Loan in compliance with all applicable federal, state and local laws and regulations and the terms of the related Note and Mortgage.

    5. The related Note and Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and be generally equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

    6. The related Mortgage is a valid and enforceable first lien or second lien on the related mortgaged property, which mortgaged property is free and clear of all encumbrances and liens (including mechanics liens) having priority over the first lien of the Mortgage except for:
(i) liens for real estate taxes and assessments not yet due and payable; (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected or considered in the lender's title insurance policy delivered to the origination of the Mortgage Loan and referred to in the appraisal made in connection with the origination of the related Mortgage Loan and (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

    7. Any security agreement, chattel mortgage or equivalent document related to such Mortgage Loan establishes and creates a valid and enforceable lien on the property described.

    8. The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Borrower, directly or indirectly, for the payment of any amount required under the Mortgage Loan under the Mortgage Loan.

    9. Except as otherwise disclosed by written instruments included in the related documents required to be held by the Custodian pursuant to the Custodial Agreement with respect to such Mortgage Loan (the "Mortgage File"), Seller has not impaired, waived, altered or modified the related Mortgage or Note in any material respect, or satisfied, canceled, rescinded or subordinated such Mortgage or Note in whole or in part or released all or any material portion of the mortgaged property from the lien of the Mortgage, or executed any instrument of release, cancellation, rescission or satisfaction of the Note or Mortgage.

    10. The Mortgage has not been satisfied, canceled or subordinated, in whole, or rescinded, and the mortgaged property has not been released from the lien of the Mortgage, in whole or in part (except for a release that does not materially impair the security of the Mortgage Loan or a release the effect of which is reflected in the loan-to-value ration for the Mortgage Loan as set forth in the List of Eligible Assets, nor to the best of the Seller's knowledge has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

    11. No condition exists which could give rise to any right of rescission, set off, counterclaim , or defense including, without limitation, the defense of usury, and no such right has been asserted.

    12. There is no proceeding pending for the total or partial condemnation and no eminent domain proceedings pending affecting any mortgaged property.

    13. Each Mortgage loan is covered by either (i) a mortgage title insurance policy or other generally acceptable form of insurance policy customary in the jurisdiction where the mortgaged property is located or (ii) if generally acceptable in the jurisdiction where the mortgaged property is located, an attorney's opinion of title given by an attorney licensed to practice law in the jurisdiction where the mortgaged property is located. All of Seller's rights under such policies, opinions or other instruments shall be deemed to be transferred and assigned to Buyer upon transfer and pledge of the Mortgage Loans hereunder. The tile insurance policy has been issued by a title insurer licensed to do business in the jurisdiction where the mortgaged property is located, insuring the original lender, its successor and assigns, as to the first or second priority lien, as applicable, of the Mortgage in the original principal amount of the Mortgage Loan, subject to the exceptions contained in such policy. Seller is the sole insured of such mortgagee title insurance policy, and such mortgagee title insurance policy is in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. Seller has not made and has no knowledge of any claims made under such mortgagee title insurance policy. Seller is not aware of any action by a prior holder and Seller has not done, by act or omission, anything which could impair the coverage or enforceability of such mortgagee title insurance policy or the accuracy of such attorney's opinion of title.

    14. Except for delinquent monthly payments, there exists no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration. The Seller has not waived any default, breach, violation or event of acceleration.

    15. With respect to any Mortgage Loan which provides for an adjustable interest rate, all rate adjustments made by Seller have been performed in accordance with the terms of the related Note or subsequent modifications, if any.

    16. As of the time of origination, there are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges, affecting the related mortgaged property.

    17. (i) No foreclosure proceedings are pending against the mortgaged property, and to the Seller's best knowledge, (ii) no material litigation or lawsuit relating to the Mortgage Loan is pending and (iii) the Mortgage Loan is not subject to any pending bankruptcy or insolvency proceeding.

    18. The Mortgage Loan obligates the Borrower thereunder to maintain a hazard insurance policy ("Hazard Insurance") in an amount at least equal to the lesser of (i) the amount necessary to fully compensate for any damage or loss to the improvements which are part of such mortgaged property on a replacement costs basis and (ii) the outstanding principal balance of the Mortgage Loan, in either case in an amount sufficient to avoid the application of any "co-insurance provisions", and, if it was in place at origination of the Mortgage Loan, flood insurance, at the Borrower's cost and expense. If the mortgaged property is in an area identified in the Federal Register by the Federal Emergency Management Agency ("FEMA") as having special flood hazards, a flood insurance policy is in effect which met the requirements of FEMA at the time such policy was issued. The Mortgage obligates the Borrower's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Borrower's cost and expense, and to seek reimbursement therefor form the Borrower. The mortgaged property is covered by Hazard Insurance.

    19. The Note is not and has not been secured by any collateral except the lien on the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage.

    20. Subject to any applicable laws, the Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the mortgaged property is sold or transferred without the prior written consent of the Mortgagee thereunder. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the mortgaged property of the benefits of the security provided thereby, including (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale or judicial foreclosure and (ii) otherwise by judicial foreclosure. To the best of Seller's knowledge, since the date of origination of the Mortgage Loan, the mortgaged property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Borrower has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption available to the Borrower that would interfere with the right to sell the mortgaged property at a trustee's sale or the right to foreclose the Mortgage. In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by Buyer to the trustee under the deed of trust, except in connection with a trustee's sale after default by the related Borrower. The Borrower has not notified the Seller and the Seller has no knowledge of any relief requested or allowed to the Borrower under the Soldiers and Sailors Civil Relief Act of 1940.

    21. Except as set forth in the appraisal which forms part of the related Mortgage File, the mortgaged property, normal wear and tear excepted, is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect materially and adversely the value of the mortgaged property as security for the Mortgage Loan or the use for which the premises were intended and the Seller has no knowledge of any proceeding pending for the total or partial condemnation of such Mortgage Property.

    22. There was no fraud involved in the origination of the Mortgage Loan by the mortgagee or, to the Seller's knowledge, by the Borrower, any appraiser or any other party involved in the origination of the Mortgage Loan.

    23. Each Mortgage File contains an appraisal of the mortgaged property indicating an appraised value equal to the appraised value identified for such mortgaged property on the List of Eligible Assets. Each appraisal has been performed in accordance with the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989.

    24. All parties which have had any interest in the Mortgage Loan, whether as mortagee, assignee, pledgee or othwerwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the mortaged property is located.

    25. No improvements on the related mortgaged property encroach on adjoining properties (and in the case of a condominium unit, such improvements are within the project with respect to that unit), and no improvements on adjoining properties encroach upon the mortgaged property unless there exists in the Mortgage File a title policy with endorsements which insure against losses sustained by the insured as a result of such encroachments.

    26. Principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgage Loan were disbursed and the Note is payable on the first day of each month.

    27. The Mortgage Loan bears interest at the mortgage interest rate and the Note does not permit negative amortization.

    28. With respect to escrow deposits, if any, all such payments are in the possession of, or under the control of, the Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or escrow advances or other charges or payments due the Seller have been capitalized under any Mortgage or the related Noted.

    29. No Mortgage Loan contains provisions pursuant to which monthly payments are: (i) paid or partially paid with fund deposited in any separate account established by the Seller, the Borrower, or anyone on behalf of the Borrower;
(ii) paid by any source other than the Borrower or (iii) contains any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature.

    30. To the Seller's best knowledge, the mortgaged property is lawfully occupied under applicable law.

    31. Each Mortgage Loan has been underwritten in accordance with the underwriting guidelines applicable to such Mortgage Loan (on the basis of its classification of an A Quality Non-Conforming Mortgage Loan, B Quality
Non-Conforming Mortgage Loan, C Quality Non-Conforming Mortgage Loan, as applicable) of the Seller in effect at the time the Mortgage Loan was originated or purchased by the Seller.

    32. No law relating to servicing, collection or notification practices and no law relating to origination practices, has been violated in connection with any Mortgage Loan transferred to the Buyer pursuant to this Agreement, including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws. The Mortgage Loan has been serviced by the Seller and any predecessor servicer in accordance with the terms of the Note.

    33. No Mortgage Loan was made in connection with (a) the construction or rehabilitation of a mortgaged property or (b) facilitating the trade-in or exchange of a mortgage property.

    34. The Seller hereby covenants that it will no directly solicit any Borrower hereunder to refinance the related Mortgage Loan.

    35. The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Borrower and there is no obligation for the Mortgagee to advance additional funds thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been compiled with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Borrower is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Note or Mortgage.

    36. There are no mechanics' or similar liens or claims that have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related mortgaged property that are or may be liens prior to or equal or coordinate with, the lien of the related Mortgage.

    37. As to each fixed rate Mortgage Loan, interest is calculated on the Note on the basis of twelve 30 day months and a 360 day year, and, as to each adjustable rate Mortgage Loan, interest is calculated on the Note on the basis of the number of days in the related interest accrual period.

    38. The mortgaged property consists of either (i) a single parcel of real property or (ii) more than one parcel of real property (as determined for tax purposes only) which parcels are contiguous and are subject to a single deed or title, in each case with a detached single family residence erected thereon, or a two-to four-family dwelling, or an individual condominium unit in a low-rise or high-rise condominium project, or a manufactured dwelling attached to a permanent foundation, or an individual unit in a planned unit development or a townhouse. No residence or dwelling is a mobile home. No Mortgage Loan is secured by a leasehold estate.